    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 1997

                                                  REGISTRATION NOS.: 333-
                                                                     811-08265
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    [X]

                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO.                       [ ]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940                               [X]

                               AMENDMENT NO.                               [ ]

                               ------------

                        DEAN WITTER S&P 500 INDEX FUND
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                               ------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this registration statement.

                               ------------

   PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HEREBY ELECTS TO REGISTER AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST WITH $0.01 PAR VALUE.

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                        DEAN WITTER S&P 500 INDEX FUND
                            CROSS-REFERENCE SHEET
                                  FORM N-1A

ITEM               CAPTION
---                -------
PART A             PROSPECTUS
------             ---------

1.      .......... Cover Page
2.      .......... Summary of Fund Expenses; Prospectus Summary
3.      .......... Performance Information
4.      .......... Investment Objective and Policies; Risk
                    Considerations and Investment Practices; The Fund and Its Management; Cover Page; Investment Restrictions; Prospectus Summary
5.      .......... The Fund and Its Management; Back Cover; Investment
                    Objective and Policies
6.      .......... Dividends, Distributions and Taxes; Additional
                    Information
7.      .......... Underwriting; Purchase of Fund Shares--Continuous
                    Offering; Shareholder Services; Redemptions and
                    Repurchases
8.      .......... Redemptions and Repurchases; Shareholder Services
9.      .......... Not Applicable


PART B             STATEMENT OF ADDITIONAL INFORMATION
------             -----------------------------------

10.     .......... Cover Page
11.     .......... Table of Contents
12.     .......... The Fund and Its Management
13.     .......... Investment Practices and Policies; Investment
                    Restrictions; Portfolio Transactions and Brokerage
14.     .......... The Fund and Its Management; Trustees and Officers
15.     .......... Trustees and Officers
16.     .......... The Fund and Its Management; Purchase of Fund Shares;
                   Custodian and Transfer Agent; Independent Accountants
17.     .......... Portfolio Transactions and Brokerage
18.     .......... Description of Shares
19.     .......... Repurchase of Fund Shares; Redemptions and
                    Repurchases; Statement of Assets and Liabilities; Shareholder Services
20.     .......... Dividends, Distributions and Taxes
21.     .......... Purchase of Fund Shares
22.     .......... Dividends, Distributions and Taxes
23.     .......... Performance Information


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         DEAN WITTER
                         S&P 500 INDEX FUND
                         PROSPECTUS --     , 1997
-----------------------------------------------------------------------------

DEAN WITTER S&P 500 INDEX FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT, BEFORE EXPENSES, CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND INCOME) OF THE STANDARD & POOR'S(REGISTERED TRADEMARK) 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"). THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN EQUITY SECURITIES INCLUDED IN THE S&P 500 INDEX IN APPROXIMATELY THE SAME WEIGHTINGS AS THE INDEX. (SEE "RISK CONSIDERATIONS AND INVESTMENT PRACTICES.")

Initial Offering--Shares are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share with all proceeds going to the Fund. All expenses in connection with the organization of the Fund and this offering will be paid by the Investment Manager and Underwriter except for a
maximum of $        of organizational expenses to be reimbursed by the Fund.
The initial offering will run from approximately         , 1997 through
        , 1997.

Continuous Offering--A continuous offering will commence approximately two weeks after the closing date of the initial offering which is anticipated for
      , 1997. Shares of the Fund will be priced at the net asset value per share next determined following receipt of an order.

Redemptions and/or repurchases of shares purchased in either the initial offering or the continuous offering are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repur chases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution
at the annual rate of    % of the average daily net assets of the Fund. See
"Purchase of Fund Shares--Plan of Distribution."

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

The Fund and its Management ...........................................      4

Investment Objective and Policies .....................................      4

 Risk Considerations and Investment Practices .........................      6

Investment Restrictions ...............................................      7

Underwriting ..........................................................      8

Purchase of Fund Shares--Continuous Offering ..........................      8

Shareholder Services ..................................................     10

Redemptions and Repurchases ...........................................     12

Dividends, Distributions and Taxes ....................................     13

Performance Information ...............................................     14

Additional Information ................................................     14

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of
Additional Information, dated        , 1997, which has been filed with the
Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
S&P 500 INDEX FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY

----------------------------------------------------------------------------------------------------------------------------------
THE FUND        The Fund is organized as a trust, commonly known as a Massachusetts business trust, and is an open-end, diversified management investment company. The Fund invests primarily in equity securities included in the Standard & Poor's(Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index").
----------------------------------------------------------------------------------------------------------------------------------
SHARES OFFERED  Shares of beneficial interest with $0.01 par value (see page  ).
----------------------------------------------------------------------------------------------------------------------------------
INITIAL         Shares are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share. The minimum
OFFERING        purchase is 100 shares ($1,000). Shares redeemed within six years of purchase are subject to a contingent deferred
                sales charge under most circumstances. The initial offering will run approximately from ,        1997 through
                        , 1997. The closing will take place on , 1997 or such other date as may be agreed upon by Dean Witter
                Distributors Inc. and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Any purchase order may be cancelled at any time prior to the Closing Date.
----------------------------------------------------------------------------------------------------------------------------------
CONTINUOUS      A continuous offering, if any, will commence within approximately two weeks after the Closing Date. During the
OFFERING        continuous offering, the minimum initial investment will be $1,000 ($100 if the account is opened through
                EasyInvest (Service Mark) ) and the minimum subsequent investment will be $100 (see page 11).
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT      The investment objective of the Fund is to provide investment results that, before expenses, correspond to the
OBJECTIVE       total return (i.e., the combination of capital changes and income) of the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT      Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean Witter
MANAGER         Services Company Inc., serve in various investment management, advisory, management and administrative capacities
                to 100 investment companies and other portfolios with net assets under management of approximately $    billion
                at June 30, 1997.
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT      The Investment Manager receives a monthly fee at the annual rate of % of the Fund's average daily net assets.
FEE
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND   It is anticipated that distributions of income and net short-term capital gains, if any, will be made at least
DISTRIBUTIONS   once per year. Net long-term capital gains, if any, are distributed at least annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page ).
----------------------------------------------------------------------------------------------------------------------------------
UNDERWRITER AND Dean Witter Distributors Inc. (the "Distributor") is the Fund's Underwriter and Distributor. The Distributor
DISTRIBUTOR AND receives from the Fund a distribution fee accrued daily and payable monthly at the rate of % per annum of the
PLAN OF         Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing
DISTRIBUTION    shares of the Fund and for sales-related expenses. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the National Association of Securities
                Dealers, Inc. ("NASD") guidelines and the remaining portion of the 12b-1 fee is characterized as an asset-based
                sales charge (see page   ). The Distributor also receives the proceeds of any contingent deferred sales charges
                (see page   ).
----------------------------------------------------------------------------------------------------------------------------------
REDEMPTION--    Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if the
CONTINGENT      total value of the account is less than $100 or, if the account was opened through EasyInvest(Service Mark),
DEFERRED        if after twelve months the shareholder has invested less than $1,000 in the account. Although no commission or
SALES           sales load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 5% to
CHARGE          1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through
                reinvestment of dividends or distributions (see page   ).
----------------------------------------------------------------------------------------------------------------------------------
RISK            The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities.
CONSIDERATIONS  An investment in the Fund should be considered a long-term holding and subject to all the risks associated with investing in equity securities. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund operates as a "straight" index fund and will therefore not be actively managed;
                as such, the adverse performance of a portfolio security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund may enter into repurchase agreements, may lend its portfolio securities and may utilize transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks
                and the risks outlined under the heading "Risk Considerations and Investment Practices" (page   ) before making
                an investment in the Fund.
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER     Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash; Systematic
SERVICES        Withdrawal Plan; Exchange Privilege; EasyInvest (Service Mark); Tax-Sheltered Retirement Plans (see page   ).
----------------------------------------------------------------------------------------------------------------------------------

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Sales Charge Imposed on Purchases............................................ None
Maximum Sales Charge Imposed on Reinvested Dividends................................. None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original purchase price or redemption proceeds) .. 5.0%

            A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                          PERCENTAGE
-------------------------------------------------- --------------
First..............................................      5.0%
Second.............................................      4.0%
Third..............................................      3.0%
Fourth.............................................      2.0%
Fifth..............................................      2.0%
Sixth..............................................      1.0%
Seventh and thereafter ............................      None
Redemption Fees...........................................................  None
Exchange Fee..............................................................  None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------
Management Fees+ .........................................................      %
12b-1 Fees* ..............................................................      %
Other Expenses ...........................................................      %
Total Fund Operating Expenses**+ .........................................      %

   Management and 12b-1 Fees are annualized for the current fiscal period of
the Fund ending          , 1997. "Other Expenses," as shown above, are based
upon estimated amounts of expenses of the Fund for the fiscal period ending
         , 1997, as annualized.
-------------------
* The 12b-1 fee is accrued daily and payable monthly, at an annual rate of % of the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").

** "Total Fund Operating Expenses," as shown above, are based upon the sum of 12b-1 Fees, Management Fees and "Other Expenses" which may be
      incurred by the Fund for the fiscal period ending          , 1997, as
      annualized.

+ The Investment Manager has undertaken to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.

EXAMPLE                                                                                    1 year     3 years
-------                                                                                    ------     -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each time period:...............................     $           $
You would pay the following expenses on the same investment, assuming no redemption:  ...     $           $

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution."

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter S&P 500 Index Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 18, 1997.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately
$     billion at June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which
aggregated approximately $    billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying
the annual rate of     % to the Fund's net assets.

   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian, auditing fees; and certain legal fees, and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager has undertaken to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million in net assets or until six months from the date of the Fund's commencement of operations, whichever occurs first.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in equity securities included in the S&P 500 Index in approximately the same weightings as the Index. The Fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index in approximately the same weightings as they are represented in the Index. The Fund operates as a "straight" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Fund's shares.

   The Fund may utilize futures contracts on the S&P 500 Index to a limited extent for several reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than the S&P 500 Index. The Fund may enter into such instruments provided that not more than 5% of its assets are required as a margin deposit and provided that not more than 20% of its assets are invested in S&P 500 Index futures at any time. While such instruments can be used as leveraged investments, the Fund may not use them to leverage its assets.

   In managing the Fund, the Investment Manager may also employ index arbitrage. Index arbitrage involves the sale of a replicating selection or "basket" of stocks with the simultaneous purchase of an equivalent dollar value of related futures contracts, or alternatively the purchase of such an equity basket with a simultaneous sale of related futures contracts. This technique is designed to take advantage of a possible mispricing which could arise between the securities market and the futures market. Extensive use of this technique could, however, be limited by applicable tax laws.

STOCK INDEX FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on the S&P 500 Index ("stock index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell stock index futures contracts to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than the S&P 500 Index.

RISKS OF FUTURES TRANSACTIONS. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities (or anticipated portfolio securities) are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (or anticipated portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for a further discussion of risks.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

   "Standard & Poor's(Registered Trademark)," "S&P(Registered Trademark)," "S&P 500(Registered Trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

   The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

   The Fund may also invest in repurchase agreements, zero coupon securities and may lend its portfolio securities, as discussed under "Risk
Considerations and Investment Practices" below.

   The Fund reserves the right to seek to achieve its investment objective by converting to a "master/feeder" fund structure (see "Additional
Information").

RISK CONSIDERATIONS
AND INVESTMENT PRACTICES

The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

CASH FLOWS; EXPENSES. The ability of the Fund to meet its investment objective depends to some extent on the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's portfolio investments). Generally, the Investment Manager will employ stock index futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. In addition, if considered appropriate in the opinion of the Investment Manager, a portion of a Fund's assets may be invested in money market instruments. The Investment Manager will also make investment changes to the Fund's portfolio to accommodate cash flows while continuing to seek to replicate the total return of the S&P 500 Index. Investors should also be aware that the investment performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, which will be borne by the Fund, and any incremental operating costs (e.g., transfer agency, accounting) borne by the Fund. Finally, since the Fund seeks to replicate the total return of the S&P 500 Index, the Investment Manager will generally not attempt to judge the merits of any particular security as an investment.

TEMPORARY INVESTMENTS. A portion of the Fund's assets, not exceeding 20% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Fund; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Fund may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase.

FOREIGN SECURITIES. The Fund may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). Foreign securities investments may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. As noted above, the Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S. securities markets.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). The Fund may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. See the Statement of Additional Information for a further discussion of SPDRs.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

ZERO COUPON SECURITIES. A portion of the money market instruments in which the Fund may invest may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by its Investment Manager with a view to achieving the Fund's investment objective. The assets of the Fund are managed within InterCapital's Growth Group, which manages twenty-seven equity funds
and fund portfolios with approximately $     billion in assets as of June 30,
1997. Kenton J. Hinchliffe, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund. Mr. Hinchliffe has been a portfolio manager at InterCapital for over 5 years.

   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"). It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. Ordinarily, securities will be sold from the portfolio only to reflect certain administrative changes in the S&P 500 Index or to accommodate cash flows into or out of the Fund while maintaining the similarity of the Fund to the S&P 500 Index. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

UNDERWRITING
-----------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial offering
will run approximately from         , 1997 through               . The
Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be
obligated to purchase the shares on       , 1997, or such other date as may
be agreed upon by the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Prospective investors in money market funds should request and read the money market fund prospectus prior to investing. All such funds received and invested in a Dean Witter money market fund will be automatically invested in the Fund on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Fund shares without penalty at any time prior to the Closing Date.

   The Underwriter will purchase shares from the Fund at $10.00 per share with all proceeds going to the Fund. The Underwriter may, however, receive contingent deferred sales charges from future redemptions of such shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge").

   The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

   The minimum number of Fund shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

PURCHASE OF FUND SHARES--CONTINUOUS OFFERING
-----------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Distributor") will act as the Distributor of the Fund's shares during the continuous offering. Pursuant to a Distribution Agreement between the Fund and the Distributor, an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter S&P 500 Index Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest(Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is
accrued daily and payable monthly, at an annual rate of    % of the Fund's
average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000.

   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST(SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repur chases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds.") Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in shares of an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and

4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                                         CONTINGENT DEFERRED
         YEAR SINCE                                         SALES CHARGE
          PURCHASE                                       AS A PERCENTAGE OF
        PAYMENT MADE                                       AMOUNT REDEEMED
        ------------                                       ---------------
First ................................................            5.0%
Second ...............................................            4.0%
Third ................................................            3.0%
Fourth ...............................................            2.0%
Fifth ................................................            2.0%
Sixth ................................................            1.0%
Seventh and thereafter  ..............................           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest(Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

   InterCapital provided the initial capital for the Fund by purchasing
10,000 shares of the Fund for $100,000 on      , 1997. As of the date of this
Prospectus, InterCapital owned 100% of the outstanding shares of the Fund. InterCapital may be deemed to control the Fund until such time as it owns less that 25% of the outstanding shares of the Fund.

DEAN WITTER
S&P 500 INDEX FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048


TRUSTEES










OFFICERS













CUSTODIAN






TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS







INVESTMENT MANAGER

Dean Witter InterCapital Inc.

STATEMENT OF ADDITIONAL INFORMATION
     , 1997

                                                 DEAN WITTER
                                                 S&P 500 INDEX FUND
-----------------------------------------------------------------------------

   Dean Witter S&P 500 Index Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to meet its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets in equity securities included in the S&P 500 Index in approximately the same weightings as the Index. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated      , 1997, which provides the basic
information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc, at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter S&P 500 Index Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------

The Fund and its Management...............................................   3
Trustees and Officers.....................................................   6
Investment Practices and Policies ........................................  10
Investment Restrictions...................................................  14
Portfolio Transactions and Brokerage......................................  15
Underwriting..............................................................  16
The Distributor...........................................................  17
Shareholder Services......................................................  19
Redemptions and Repurchases...............................................  23
Dividends, Distributions and Taxes .......................................  25
Performance Information...................................................  27
Shares of the Fund........................................................  27
Custodian and Transfer Agent .............................................  28
Independent Accountants...................................................  28
Reports to Shareholders...................................................  28
Legal Counsel.............................................................  28
Experts ..................................................................  28
Registration Statement....................................................  28
Report of Independent Accountants  .......................................  29
Statement of Assets and Liabilities ......................................  30
                                     .....................................

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 30, 1997.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager (or investment adviser) of the following investment companies:

OPEN-END FUNDS

 1 Active Assets California Tax-Free Trust           27 Dean Witter Information Fund
 2 Active Assets Government Securities Trust         28 Dean Witter Intermediate Income Securities
 3 Active Assets Money Trust                         29 Dean Witter Intermediate Term U.S.
 4 Active Assets Tax-Free Trust                          Treasury Trust
 5 Dean Witter American Value Fund                   30 Dean Witter International SmallCap Fund
 6 Dean Witter Balanced Growth Fund                  31 Dean Witter Japan Fund
 7 Dean Witter Balanced Income Fund                  32 Dean Witter Limited Term Municipal Trust
 8 Dean Witter California Tax-Free Daily             33 Dean Witter Liquid Asset Fund Inc.
    Income Trust                                     34 Dean Witter Mid-Cap Growth Fund
 9 Dean Witter California Tax-Free Income Fund       35 Dean Witter Multi-State Municipal Series
10 Dean Witter Capital Appreciation Fund                 Trust
11 Dean Witter Capital Growth Securities             36 Dean Witter National Municipal Trust
12 Dean Witter Convertible Securities Trust          37 Dean Witter Natural Resource Development
13 Dean Witter Developing Growth Securities              Securities Inc.
    Trust                                            38 Dean Witter New York Municipal Money
14 Dean Witter Diversified Income Trust                  Market Trust
15 Dean Witter Dividend Growth Securities Inc.       39 Dean Witter New York Tax-Free Income Fund
16 Dean Witter European Growth Fund Inc.             40 Dean Witter Pacific Growth Fund Inc.
17 Dean Witter Federal Securities Trust              41 Dean Witter Precious Metals and Minerals
18 Dean Witter Global Asset Allocation Fund              Trust
19 Dean Witter Global Dividend Growth                42 Dean Witter Retirement Series
    Securities                                       43 Dean Witter Select Dimensions Investment
20 Dean Witter Global Short-Term Income                  Series
    Fund Inc.                                        44 Dean Witter Select Municipal Reinvestment
21 Dean Witter Global Utilities Fund                     Fund
22 Dean Witter Hawaii Municipal Trust                45 Dean Witter Short-Term Bond Fund
23 Dean Witter Health Sciences Trust                 46 Dean Witter Short-Term U.S. Treasury Trust
24 Dean Witter High Income Securities                47 Dean Witter Special Value Fund
25 Dean Witter High Yield Securities Inc.            48 Dean Witter Strategist Fund
26 Dean Witter Income Builder Fund                   49 Dean Witter Tax-Exempt Securities Trust

                                3

50 Dean Witter Tax-Free Daily Income Trust           53 Dean Witter Utilities Fund
51 Dean Witter U.S. Government Money                 54 Dean Witter Value-Added Market Series
    Market Trust                                     55 Dean Witter Variable Investment Series
52 Dean Witter U.S. Government Securities            56 Dean Witter World Wide Income Trust
    Trust                                            57 Dean Witter World Wide Investment Trust

CLOSED-END FUNDS

 1 High Income Advantage Trust                       13 InterCapital Quality Municipal Income Trust
 2 High Income Advantage Trust II                    14 InterCapital Quality Municipal Securities
 3 High Income Advantage Trust III                   15 InterCapital California Quality Municipal
 4 InterCapital Income Securities Inc.                   Securities
 5 Dean Witter Government Income Trust               16 InterCapital New York Quality Municipal
 6 InterCapital Insured Municipal Bond Trust             Securities
 7 InterCapital Insured Municipal Trust              17 Municipal Income Trust
 8 InterCapital Insured Municipal Income Trust       18 Municipal Income Trust II
 9 InterCapital California Insured Municipal         19 Municipal Income Trust III
    Income Trust                                     20 Municipal Income Opportunities Trust
10 InterCapital Insured Municipal Securities         21 Municipal Income Opportunities Trust II
11 InterCapital Insured California Municipal         22 Municipal Income Opportunities Trust III
    Securities                                       23 Prime Income Trust
12 InterCapital Quality Municipal Investment         24 Municipal Premium Income Trust
    Trust

   The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):

OPEN-END FUNDS                                       CLOSED-END FUNDS

 1 TCW/DW Core Equity Trust                          1 TCW/DW Term Trust 2000
 2 TCW/DW North American Government                  2 TCW/DW Term Trust 2002
   Income Trust                                      3 TCW/DW Term Trust 2003
 3 TCW/DW Latin American Growth Fund                 4 TCW/DW Total Return Trust
 4 TCW/DW Income and Growth Fund                     5 TCW/DW Emerging Markets
 5 TCW/DW Small Cap Growth Fund                        Opportunities Trust
 6 TCW/DW Balanced Fund
 7 TCW/DW Mid-Cap Equity Trust
 8 TCW/DW Global Telecom Trust
 9 TCW/DW Strategic Income Trust

   InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Dean Witter Distributors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the
annual rate of   % to the Fund's daily net assets.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager will pay the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has agreed to bear and reimburse the Investment Manager for such expenses, in an amount of up to a maximum of $200,000. The organizational expenses of the Fund have been deferred by the Fund and are being amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Agreement was initially approved by the Trustees on      , 1997 and by
InterCapital, as the then sole shareholder, on      , 1997. The Agreement may
be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below:

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- --------------------------------------------------------
Charles A. Fiumefreddo* (64)................ Chairman, Chief Executive Officer and Director of
Chairman, President,                         InterCapital, Distributors and DWSC; Executive Vice
Chief Executive Officer and Trustee          President and Director of DWR; Chairman, Director or
Two World Trade Center                       Trustee, President and Chief Executive Officer of the
New York, New York                           Dean Witter Funds; Chairman, Chief Executive Officer and
                                             Trustee of the TCW/DW Funds; Chairman and Director of
                                             Dean Witter Trust Company ("DWTC"); Director and/or
                                             officer of various MSDWD subsidiaries; formerly
                                             Executive Vice President and Director of Dean Witter,
                                             Discover & Co. (until February, 1993).

Barry Fink (42)............................. Senior Vice President (since March, 1997) and Secretary
Vice President,                              and General Counsel (since February, 1997) of
Secretary and General Counsel                InterCapital and DWSC; Senior Vice President (since
Two World Trade Center                       March, 1997) and Assistant Secretary and Assistant
New York, New York                           General Counsel (since February, 1997) of Distributors;
                                             Assistant Secretary of DWR (since August, 1996); Vice
                                             President, Secretary and General Counsel of the Dean
                                             Witter Funds and the TCW/DW Funds (since February,
                                             1997); previously First Vice President (June,
                                             1993-February, 1997); Vice President (until June, 1993)
                                             and Assistant Secretary and Assistant General Counsel of
                                             InterCapital and DWSC and Assistant Secretary of the
                                             Dean Witter Funds and the TCW/DW Funds.

Thomas F. Caloia (51) ...................... First Vice President and Assistant Treasurer of
Treasurer                                    InterCapital and DWSC; Treasurer of the Dean Witter
Two World Trade Center                       Funds and the TCW/DW Funds.

New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and

DWTC and Director of DWTC, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Paul D. Vance, Peter Hermann, Mark Bavoso and Ira Ross, Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of January 31, 1997, the Dean Witter Funds had total net assets of approximately $83.6 billion and more than five million shareholders.

   Six Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund intends to pay each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund intends to pay the Chairman of the Audit Committee an annual fee of $750 and the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company will receive no compensation or expense reimbursement from the Fund. Payments will commence as of the time the Fund begins paying management fees, which, pursuant to an undertaking by the Investment Manager, will be at such time as the Fund has $50 million of net assets or six months from the date of commencement of the Fund's operations, whichever occurs first.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)

                                                                  AGGREGATE
                                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     -------------
Michael Bozic ...................................................  $1,900
Edwin J. Garn ...................................................   1,900
John R. Haire ...................................................   3,850
Dr. Manuel H. Johnson  ..........................................   1,900
Michael E. Nugent................................................   1,900
John L. Schroeder................................................   1,900

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                            FOR SERVICE AS
                                                             CHAIRMAN OF
                                                            COMMITTEES OF    FOR SERVICE AS
                                                             INDEPENDENT      CHAIRMAN OF
                           FOR SERVICE                        DIRECTORS/     COMMITTEES OF     TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND     INDEPENDENT     COMPENSATION
                           TRUSTEE AND      TRUSTEE AND         AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82    AND AUDIT     82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS            FUNDS            FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
-------------------           -----            -----            -----         ------------    ------------
Michael Bozic .........     $138,850               --                --              --         $138,850
Edwin J. Garn .........      140,900               --                --              --          140,900
John R. Haire .........      106,400          $64,283          $195,450         $12,187          378,320
Dr. Manuel H. Johnson        137,100           66,483                --              --          203,583
Michael E. Nugent  ....      138,850           64,283                --              --          203,133
John L. Schroeder......      137,150           69,083                --              --          206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee

------------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                           ESTIMATED
                                                              RETIREMENT     ANNUAL
                                ESTIMATED                      BENEFITS     BENEFITS
                                CREDITED                      ACCRUED AS      UPON
                                  YEARS         ESTIMATED      EXPENSES    RETIREMENT
                              OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                               RETIREMENT       ELIGIBLE       ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION      FUNDS      FUNDS (2)
---------------------------   ------------    ------------      -----      ---------
Michael Bozic ..............       10             50.0%        $20,147      $ 51,325
Edwin J. Garn ..............       10             50.0          27,772        51,325
John R. Haire ..............       10             50.0          46,952       129,550
Dr. Manuel H. Johnson  .....       10             50.0          10,926        51,325
Michael E. Nugent ..........       10             50.0          19,217        51,325
John L. Schroeder...........        8             41.7          38,700        42,771

------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days of any such investment, which together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

   SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs listed on the American Stock Exchange.

   The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.

   SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loan justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

   Stock Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in stock index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a sock index futures contract a portfolio of securities substantially replicating the index).

   In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     2. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

     3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6).

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     8. Make short sales of securities.

     9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

     10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     11. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions are usually effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

UNDERWRITING
-----------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent (such as the filing of certain forms and documents required by various federal and state agencies and the rendering of certain opinions of counsel) and that the Underwriter will be obligated to
purchase the shares on      , 1997, or such other date as may be agreed upon
between the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date.

   The Underwriter will purchase shares from the Fund at $10.00 per share. No underwriting discounts or selling commissions will be deducted from the initial public offering price. The Underwriter will, however, receive contingent deferred sales charges from future redemptions of such shares.

   The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

   The minimum number of Fund shares which may be purchased pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

   The Underwriter has agreed to pay certain expenses of the initial offering and the subsequent Continuous Offering of the Fund's shares. The Fund has agreed to pay certain compensation to the Underwriter pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Act, to compensate the Underwriter for services it renders and the expenses it bears under the Underwriting Agreement (see "The Distributor"). The Fund will bear the cost of initial typesetting, printing and distribution of Prospectuses and Statements of Additional Information and supplements thereto to shareholders. The Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their
meeting held on         , 1997, a Distribution Agreement appointing the
Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1999, and provides that it will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   To compensate the Distributor for the services it or any selected broker-dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan" ) pursuant to which the Fund pays the Distributor
compensation accrued daily and payable monthly at the annual rate of   % of
the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

   The Distributor has informed the Fund that an amount of the fees payable by the Fund each year pursuant to the Plan of Distribution equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payments made by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a vote of the Trustees of the Fund on      , 1997
at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as then sole
shareholder of the Fund, approved the Plan on      , 1997, whereupon the Plan
went into effect.

   Under its terms, the Plan will continue in effect until April 30, 1998 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sales of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the account. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund shares sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends(Service Mark) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter S&P 500 Index Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest(Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter S&P 500 Index Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989 are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to the lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter

New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services -- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services -- Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. Any portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                          CONTINGENT DEFERRED
         YEAR SINCE                                          SALES CHARGE
          PURCHASE                                        AS A PERCENTAGE OF
        PAYMENT MADE                                        AMOUNT REDEEMED
        ------------                                        ---------------
First..................................................           5.0%
Second.................................................           4.0%
Third..................................................           3.0%
Fourth.................................................           2.0%
Fifth..................................................           2.0%
Sixth..................................................           1.0%
Seventh and thereafter ................................           None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund held by the shareholder at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

DIVIDENDS DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

   The Fund, however, intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term capital gains or losses.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.

   The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the period.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

                                                                 is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

                     serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on              . The financial statements of
the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The Statement of Assets and Liabilities of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of
                  , independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholder and Trustees of
Dean Witter S&P 500 Index Fund

DEAN WITTER S&P 500 INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES AT       , 1997
--------------------------------------------------------------------------------------------
 ASSETS:
   Cash..........................................................................  $100,000
   Deferred organizational expenses (Note 1).....................................
                                                                                 ----------
     Total Assets................................................................
                                                                                 ----------
LIABILITIES:
   Organizational expenses payable (Note 1)......................................
   Commitments (Notes 1, 2 and 3)................................................
                                                                                 ----------
     Total Liabilities...........................................................
                                                                                 ----------
     Net Assets..................................................................  $100,000
                                                                                 ==========
Net Asset Value Per Share (10,000 shares of beneficial interest outstanding;
 unlimited
 authorized shares of beneficial interest of $.01 par value).....................    $10.00
                                                                                 ----------

                         DEAN WITTER S&P 500 INDEX FUND

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements
            None

     (b)  Exhibits:

1.    --                 Declaration of Trust of Registrant

2.    --                 By-Laws of Registrant

3.    --                 None

4.    --                 Not Applicable

5.    --                 Form of Investment Management Agreement between
                         Registrant and Dean Witter InterCapital Inc.*

6.(a) -- Form of Distribution Agreement between Registrant and Dean Witter Distributors Inc.*

  (b) --                 Forms of Selected Dealer Agreements*

  (c) -- Form of Underwriting Agreement between Registrant and Dean Witter Distributors Inc.*

7.    --                 None

8.(a) --                 Form of Custodian Agreement *

  (b) -- Form of Transfer Agency and Services Agreement between Registrant and Dean Witter Trust Company*

9.    --                 Form of Services Agreement between Dean Witter
                         InterCapital Inc. and Dean Witter Services Company
                         Inc.*

10.(a)--                 Opinion of Barry Fink, Esq.*

   (b)--                 Opinion of Lane Altman & Owens LLP*

11.   --                 Consent of Independent Accountants*

12.   --                 None

13.   --                 Investment Letter of Dean Witter InterCapital Inc.*

14.   --                 None

15.   --                  Form of Plan of Distribution between Registrant and
                          Dean Witter Distributors Inc.*

16.   --                  Schedule for Computation of Performance Quotations -
                          to be filed with the first post-effective amendment

27.   --                  Financial Data Schedule *

Other --                  Powers of Attorney*
------------------------
* To be filed by amendment.

Item 25.          Persons Controlled by or Under Common Control With
                  Registrant.


         Prior to the effectiveness of this Registration Statement, the Registrant will sell 10,000 of its shares of beneficial interest to Dean Witter InterCapital Inc., a Delaware corporation. Dean Witter InterCapital Inc. is a wholly-owned subsidiary of Dean Witter, Discover & Co., a Delaware corporation, that is a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

Item 26.          Number of Holders of Securities.

         (1)                                   (2)
                                     Number of Record Holders
     Title of Class                     at           , 1997
                                     ------------------------

Shares of Beneficial Interest


Item 27.          Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Adviser.

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.

(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund

 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10)TCW/DW Strategic Income Trust

Closed-End Investment Companies
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER               OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.              AND NATURE OF CONNECTION

Charles A. Fiumefreddo         Executive Vice President and Director of Dean
Chairman, Chief                Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and          Executive Officer and Director of Dean Witter
Director                       Distributors Inc. ("Distributors") and Dean
                               Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                               ("DWTC"); Chairman, Director or Trustee,
                               President and Chief Executive Officer of the Dean
                               Witter Funds and Chairman, Chief Executive
                               Officer and Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean
                               Witter, Discover & Co. ("MSDWD") subsidiaries;
                               Formerly Executive Vice President and Director of
                               Dean Witter, Discover & Co.

Philip J. Purcell              Chairman, Chief Executive Officer and Director of
Director                       of MSDWD and DWR; Director of DWSC and
                               Distributors; Director or Trustee of the Dean
                               Witter Funds; Director and/or officer of various
                               MSDWD subsidiaries.

Richard M. DeMartini           Executive Vice President of DWDC; President and
Director                       Chief Operating Officer of Dean Witter Capital,
                               a division of DWR; Member of the MSDWD Management
                               Committee; Director of DWR, DWSC, Distributors and DWTC; Trustee of the TCW/DW Funds.

James F. Higgins               Executive Vice President of MSDWD; President and
Director                       Chief Operating Officer of Dean Witter Financial;
                               rector of DWR, DWSC, Distributors and DWTC.

NAME AND POSITION           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER            OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.           AND NATURE OF CONNECTION

Thomas C. Schneider         Executive Vice President, Chief Strategic
Director                    and Administrative Officer of MSDWD; Director of
                            DWR, DWSC and Distributors.

Christine A. Edwards        Executive Vice President, Chief Legal Officer,
Director                    Secretary of MSDWD and DWR; Executive Vice
                            President, Secretary and Chief Legal Officer of
                            Distributors; Director of DWR, DWSC and
                            Distributors.

Robert M. Scanlan           President and Chief Operating Officer of DWSC,
President and Chief         Executive Vice President of Distributors;
Operating Officer           Executive Vice President and Director of DWTC;
                            Vice President of the Dean Witter Funds and the
                            TCW/DW Funds.

Mitchell M. Merin           President and Chief Strategic Officer of DWSC,
President and Chief         Executive Vice President of Distributors;
Strategic Officer           Executive Vice President and Director of DWTC;
                            Executive Vice President and Director of DWR;
                            Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

John B. Van Heuvelen        President, Chief Operating Officer and Director
Executive Vice              of DWTC.
President

Joseph J. McAlinden         Vice President of the Dean Witter Funds and
Executive Vice President    Director of DWTC.
and Chief Investment
Officer

Barry Fink                  Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,      Secretary and General Counsel of DWSC; Senior Vice
Secretary and General       President, Assistant Secretary and Assistant
Counsel                     General Counsel of Distributors; Vice President,
                            Secretary and General Counsel of the Dean Witter
                            Funds and the TCW/DW Funds.

Peter M. Avelar             Vice President of various Dean Witter Funds.
Senior Vice President

Mark Bavoso                 Vice President of various Dean Witter Funds.
Senior Vice President

Richard Felegy
Senior Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER               OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.              AND NATURE OF CONNECTION

Edward F. Gaylor               Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone            Senior Vice President of DWSC, Distributors
Senior Vice President          and DWTC and Director of DWTC; Vice President
                               of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta                Vice President of various Dean Witter Funds.
Senior Vice President

Kenton J. Hinchcliffe          Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                   Vice President of various Dean Witter Funds.
Senior Vice President

Jenny Beth Jones               Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III              Director of the Provident Savings Bank, Jersey
Senior Vice President          City, New Jersey.

Anita H. Kolleeny              Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page               Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                    Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.         Vice President of Dean Witter Market Leader
Senior Vice President          Trust.

Rafael Scolari                 Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel             Vice President of various Dean Witter Funds.
Senior Vice President

Jayne M. Stevlingston          Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                  Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION

James F. Willison             Vice President of various Dean Witter Funds.
Senior Vice President

Ronald J. Worobel             Vice President of various Dean Witter Funds.
Senior Vice President

Douglas Brown
First Vice President

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors;First Vice
and Controller                President and Treasurer of DWTC.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                Vice President of various Dean Witter Funds.
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION

Kirk Balzer                  Vice President of Various Dean Witter Funds.
Vice President

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno            Vice President of DWSC.
Vice President

Frank J. DeVito              Vice President of DWSC.
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes
Vice President

Peter Hermann                Vice President of various Dean Witter Funds
Vice President

Elizabeth Hinchman
Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER               OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.              AND NATURE OF CONNECTION

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President

Michael Knox                   Vice President of various Dean Witter Funds
Vice President

Konrad J. Krill                Vice President of various Dean Witter Funds.
Vice President

Paula LaCosta                  Vice President of various Dean Witter Funds.
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                 Vice President of various Dean Witter Funds.
Vice President

Catherine Maniscalco
Vice President

Albert McGarity
Vice President

LouAnne D. McInnis             Vice President and Assistant Secretary of DWSC;
Vice President and             Assistant Secretary of the Dean Witter Funds and
Assistant Secretary            the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                 Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                Vice President of Dean Witter Global Short-
Vice President               Term Income Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metal and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Naomi Stein
Vice President

Kathleen H. Stromberg        Vice President of various Dean Witter Funds.
Vice President

Marybeth Swisher
Vice President

Vinh Q. Tran                 Vice President of various Dean Witter Funds.
Vice President

Robert Vanden Assem
Vice President

NAME AND POSITION           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER            OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.           AND NATURE OF CONNECTION

Alice Weiss                 Vice President of various Dean Witter Funds.
Vice President

Katherine Wickham
Vice President

Item 29.    Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)                  Dean Witter Liquid Asset Fund Inc.
 (2)                  Dean Witter Tax-Free Daily Income Trust
 (3)                  Dean Witter California Tax-Free Daily Income Trust
 (4)                  Dean Witter Retirement Series
 (5)                  Dean Witter Dividend Growth Securities Inc.
 (6)                  Dean Witter Global Asset Allocation
 (7)                  Dean Witter World Wide Investment Trust
 (8)                  Dean Witter Capital Growth Securities
 (9)                  Dean Witter Convertible Securities Trust
(10)                  Active Assets Tax-Free Trust
(11)                  Active Assets Money Trust
(12)                  Active Assets California Tax-Free Trust
(13)                  Active Assets Government Securities Trust
(14)                  Dean Witter Short-Term Bond Fund
(15)                  Dean Witter Mid-Cap Growth Fund
(16)                  Dean Witter U.S. Government Securities Trust
(17)                  Dean Witter High Yield Securities Inc.
(18)                  Dean Witter New York Tax-Free Income Fund
(19)                  Dean Witter Tax-Exempt Securities Trust
(20)                  Dean Witter California Tax-Free Income Fund
(21)                  Dean Witter Limited Term Municipal Trust
(22)                  Dean Witter Natural Resource Development Securities Inc.
(23)                  Dean Witter World Wide Income Trust
(24)                  Dean Witter Utilities Fund
(25)                  Dean Witter Strategist Fund
(26)                  Dean Witter New York Municipal Money Market Trust
(27)                  Dean Witter Intermediate Income Securities
(28)                  Prime Income Trust
(29)                  Dean Witter European Growth Fund Inc.
(30)                  Dean Witter Developing Growth Securities Trust
(31)                  Dean Witter Precious Metals and Minerals Trust
(32)                  Dean Witter Pacific Growth Fund Inc.
(33)                  Dean Witter Multi-State Municipal Series Trust
(34)                  Dean Witter Federal Securities Trust
(35)                  Dean Witter Short-Term U.S. Treasury Trust
(36)                  Dean Witter Diversified Income Trust
(37)                  Dean Witter Health Sciences Trust

(38)                  Dean Witter Global Dividend Growth Securities
(39)                  Dean Witter American Value Fund
(40)                  Dean Witter U.S. Government Money Market Trust
(41)                  Dean Witter Global Short-Term Income Fund Inc.
(42)                  Dean Witter Value-Added Market Series
(43)                  Dean Witter Global Utilities Fund
(44)                  Dean Witter High Income Securities
(45)                  Dean Witter National Municipal Trust
(46)                  Dean Witter International SmallCap Fund
(47)                  Dean Witter Balanced Growth Fund
(48)                  Dean Witter Balanced Income Fund
(49)                  Dean Witter Hawaii Municipal Trust
(50)                  Dean Witter Variable Investment Series
(51)                  Dean Witter Capital Appreciation Fund
(52)                  Dean Witter Intermediate Term U.S. Treasury Trust
(53)                  Dean Witter Information Fund
(54)                  Dean Witter Japan Fund
(55)                  Dean Witter Income Builder Fund
(56)                  Dean Witter Special Value Fund
(57)                  Dean Witter Financial Services Trust
(58)                  Dean Witter Market Leader Trust
 (1)                  TCW/DW Core Equity Trust
 (2)                  TCW/DW North American Government Income Trust
 (3)                  TCW/DW Latin American Growth Fund
 (4)                  TCW/DW Income and Growth Fund
 (5)                  TCW/DW Small Cap Growth Fund
 (6)                  TCW/DW Balanced Fund
 (7)                  TCW/DW Total Return Trust
 (8)                  TCW/DW Mid-Cap Equity Trust
 (9)                  TCW/DW Global Telecom Trust
(10)                  TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                                Positions and
                                                Office with
Name                                            Distributors

Fredrick K. Kubler                             Senior Vice President, Assistant
                                               Secretary and Chief Compliance
                                               Officer.

Michael T. Gregg                               Vice President and Assistant
                                               Secretary.


Item 30.    Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    Management Services

        Registrant is not a party to any such management-related service contract.


Item 32.    Undertakings.


        The undersigned Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be audited, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933.

        The undersigned Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with regard to facilitating shareholder communications in the event the requisite percentage of shareholders so requests, to the same extent as if Registrant were subject to the provisions of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of June, 1997.

                         DEAN WITTER S&P 500 INDEX FUND


                                   By: /s/Barry Fink
                                      -----------------------------------------
                                          Barry Fink
                                          Trustee, Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             Signatures                      Title                 Date
             ----------                      -----                 ----

(1) Principal Executive Officer         Chairman, President,
                                        Trustee and Chief
                                        Executive Officer
By: /s/Charles A. Fiumefreddo                                    06/18/97
   ----------------------------
       Charles A. Fiumefreddo




By: /s/Robert S. Giambrone              Trustee                  06/18/97
   ----------------------------
       Robert S. Giambrone




By: /s/Barry Fink                       Trustee, Vice            06/18/97
   ----------------------------         President and
       Barry Fink                       Secretary




By: /s/Thomas F. Caloia                 Treasurer, Chief         06/18/97
   ----------------------------         Financial Officer
       Thomas F. Caloia                 and Chief Accounting
                                        Officer

                  Dean Witter S&P 500 Index Fund

                         EXHIBIT INDEX
                         -------------

1.    --                 Declaration of Trust of Registrant

2.    --                 By-Laws of Registrant

3.    --                 None

4.    --                 Not Applicable

5.    --                 Form of Investment Management Agreement between
                         Registrant and Dean Witter InterCapital Inc.*

6.(a) -- Form of Distribution Agreement between Registrant and Dean Witter Distributors Inc.*

  (b) --                 Forms of Selected Dealer Agreements*

  (c) -- Form of Underwriting Agreement between Registrant and Dean Witter Distributors Inc.*

7.    --                 None

8.(a) --                 Form of Custodian Agreement *

  (b) -- Form of Transfer Agency and Services Agreement between Registrant and Dean Witter Trust Company*

9.    --                 Form of Services Agreement between Dean Witter
                         InterCapital Inc. and Dean Witter Services Company
                         Inc.*

10.(a)--                 Opinion of Barry Fink, Esq.*

   (b)--                 Opinion of Lane Altman & Owens LLP*

11.   --                 Consent of Independent Accountants*

12.   --                 None

13.   --                 Investment Letter of Dean Witter InterCapital Inc.*

14.   --                 None

15.   --                 Form of Plan of Distribution between Registrant and
                         Dean Witter Distributors Inc.*

16.   --                 Schedule for Computation of Performance Quotations -
                         to be filed with the first post-effective amendment

27.   --                 Financial Data Schedule *

Other --                 Powers of Attorney*
------------------------
* To be filed by amendment.